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                            SIERRA PACIFIC RESOURCES

                              OFFICERS' CERTIFICATE

                                  May 24, 2005

      Pursuant to Sections 2.01, 13.04 and 13.05 of the Indenture dated as of May 1, 2000 (as supplemented and amended from time to time, the "Indenture"), between Sierra Pacific Resources (the "Company") and The Bank of New York, as trustee (the "Trustee") and the authority granted in the Resolutions of the Board of Directors of the Company dated February 8, 2005, the undersigned officers of the Company, Michael W. Yackira, Corporate Executive Vice President and Chief Financial Officer, and Ernest E. East. Vice President, General Counsel and Corporate Secretary, hereby certify as follows:

      The terms and conditions of the securities described in this Officers' Certificate (as amended, modified and supplemented from time to time, the "Officers' Certificate") are as follows (the numbered paragraphs set forth below corresponding to the numbered paragraphs of Section 2.01 of the Indenture, except paragraph 20 below). Certain terms used herein are defined in paragraph 20 of this certificate. Capitalized terms used herein but not defined in said paragraph 20 or elsewhere in this certificate shall have the meanings assigned to them in the Indenture unless the context clearly requires otherwise

1. Title; Ranking. The Securities issued under the Indenture shall constitute a new series of Securities and shall be designated "7.93% Senior Notes due 2007" (the "Senior Notes"). The Senior Notes shall constitute the senior, unsecured and unsubordinated debt obligations of the Company and shall rank equally in right of payment with all other existing and future senior, unsecured and unsubordinated debt obligations of the Company. The Senior Notes, including the related form of Trustee's certificate of authentication and any applicable legends, shall be issued in substantially the form annexed hereto as Exhibit A.

2. Maximum Aggregate Principal Amount. The maximum aggregate principal amount of the Senior Notes that may be authenticated and delivered under the Indenture (except for the Senior Notes authenticated and delivered upon registration or transfer of or in exchange for, or in lieu of other Senior Notes pursuant to Section 2.06, 2.07, 2.09 or 3.07 of the Indenture) shall be $99,142,000.

3. Registered Securities in Global Form, Etc. Initially, the Senior Notes that are components of certain securities of the Company referred to as Corporate PIES (the "Corporate PIES") will be issued in definitive form (the "Certificated Notes") registered in the name of The Bank of New York, as Purchase Contract Agent (the "Purchase Contract Agent"), under the Purchase Contract Agreement dated as of May 24, 2005 between the Company and the Purchase Contract Agent (the "Purchase Contract Agreement"). Senior Notes that are not components of Corporate PIES shall initially be issued in the form of one or more global Senior Notes (each a "Global Senior Note") in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary"), the initial securities depositary for the Global Senior Notes. The

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      Certificated Notes and the Global Senior Notes may bear such legends as set forth on Exhibit A hereto.

      So long as any Senior Notes constitute components of Corporate PIES, they shall be issued in the form of Certificated Notes. Senior Notes that no longer constitute components of Corporate PIES shall be issued in the form of Global Senior Notes. Each Global Senior Note or Certificated Note, as applicable, shall represent such of the outstanding Senior Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Senior Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Senior Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Senior Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Senior Notes represented thereby shall be made by the Trustee, as custodian of the Global Senior Notes (the "Custodian"), in accordance with instructions as further set forth below. Any endorsement of a Certificated Note to reflect the amount of any decrease in the aggregate principal amount of outstanding Certificated Notes represented thereby shall be made by the Collateral Agent pursuant to and in accordance with instructions as further set forth below.

      No beneficial owner of the Senior Notes shall receive a Certificated Note representing such beneficial owner's interest in such Global Senior Notes, except as provided in Section 2.06 of the Indenture. Unless and until Certificated Notes have been issued to the beneficial owners of the Senior Notes pursuant to Section 2.06 of the Indenture, the rights of the beneficial owners of the Senior Notes shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such beneficial owners and the Depositary and/or the Depositary Participants. The Depositary shall make book-entry transfers among its participants and receive and transmit any payments on the Global Senior Notes to such participants; provided that, solely for the purposes of determining whether the Holders of the requisite amount of the Senior Notes have voted on any matter provided for in the Indenture, the Company may rely conclusively on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Company by the Depositary setting forth the votes of the beneficial owners of the Senior Notes or assigning the right to vote on any matter to any other Persons either in whole or in part.

      The Company shall execute, and the Trustee shall authenticate and deliver, in each case, pursuant to Section 2.02 of the Indenture, one or more Global Senior Notes that (i) shall represent and be denominated in an amount equal to the aggregate principal amount of all of the Senior Notes to be issued in the form of Global Senior Notes and not yet canceled, (ii) shall be registered in the name of the Depositary for the Senior Notes or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

      Notwithstanding any other provisions of the Indenture (other than the provisions set forth in Section 2.06 of the Indenture), Global Senior Notes may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the

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      Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Interests of beneficial owners may be transferred or exchanged for Senior Notes not represented by a Global Senior Note, and Senior Notes not represented by a Global Senior Note may be transferred or exchanged for a Global Senior Notes or Senior Notes, in accordance with rules of the Depositary and the provisions of Section 2.06 of the Indenture.

      Upon initial issuance, the Senior Notes shall be pledged to the Collateral Agent for the benefit of the Company, pursuant to the terms of the Pledge Agreement, as collateral to secure the obligations of the Holders of Corporate PIES to purchase the Common Stock in accordance with the terms of the Purchase Contract Agreement. The Senior Notes may be transferred, in whole or in part, only in accordance with the terms and conditions set forth in the Indenture, the Pledge Agreement and the Purchase Contract Agreement. To the extent permitted by law, any transfer or purported transfer of any Senior Note not made in accordance with the Indenture shall be null and void. Subject to this Section, the Senior Notes shall be freely transferable.

      If any beneficial interest in a Global Senior Note is exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Senior Note or for Certificated Notes, the principal amount of Senior Notes represented by such Global Senior Note shall be reduced accordingly and an endorsement shall be made on such Global Senior Note by the Collateral Agent or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Senior Note, such other Global Senior Note shall be increased accordingly and an endorsement shall be made on such Global Senior Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

      In the event that any Pledged Senior Notes are to be released from the Pledge of the Pledge Agreement and delivered to the Purchase Contract Agent pursuant to Section 5.2(b) of the Pledge Agreement (a "Released Note"), as a result of the creation of one or more Treasury PIES as provided in Section 5.2 of the Pledge Agreement, such release and delivery shall be evidenced by an endorsement by the Collateral Agent on the Certificated Note held by the Collateral Agent reflecting a reduction in the principal amount of such Certificated Note equal in amount (the "Reduced Principal Amount") to the principal amount of the Released Note. The Collateral Agent shall confirm any such Reduced Principal Amount by telecopying or otherwise delivering a photocopy of such endorsement made on the Certificated Note evidencing such Reduced Principal Amount to the Trustee at the telecopier number or address of the Purchase Contract Agent provided for notices to the Purchase Contract Agent in the Pledge Agreement (or at such other telecopier or address as the Trustee shall provide to the Collateral Agent). Upon receipt of such confirmation, the Trustee shall instruct the Custodian to increase the principal amount of a Global Note held by the Custodian in an amount equal to the Reduced Principal Amount by an endorsement made by the Custodian on such Global Note to reflect such increase.

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      In the event that a Senior Note is transferred to the Collateral Agent pursuant to Section 5.3(a) of the Pledge Agreement (a "Subjected Note") in connection with the recreation of Corporate PIES as provided in Section
      5.3 of the Pledge Agreement, such transfer shall be evidenced by an endorsement by the Collateral Agent on the Certificated Note held by the Collateral Agent reflecting an increase in the principal amount of such Certificated Note equal in amount (the "Increased Principal Amount") to the principal amount of such Subjected Note. The Collateral Agent shall confirm any such Increased Principal Amount by telecopying or otherwise delivering a photocopy of such endorsement made on the Certificated Note evidencing such Increased Principal Amount to the Trustee at the telecopier number or address of the Purchase Contract Agent provided for notices to the Purchase Contract Agent in the Pledge Agreement (or at such other telecopier or address as the Trustee shall provide to the Collateral Agent). Upon receipt of such confirmation, the Trustee shall instruct the Custodian to decrease the principal amount of the Senior Global Note held by the Custodian in an amount equal to the Increased Principal Amount by an endorsement made by the Custodian on such Senior Global Note to reflect such decrease.

4.    Not applicable.

5.    Not applicable.

6. Maturity. The principal amount of all Outstanding Senior Notes shall be payable at their Stated Maturity on November 15, 2007 or such later date falling on or prior to the eleventh anniversary of the Remarketing Settlement Date as shall be set forth in the Second Officers' Certificate (as defined in paragraph 19 below), it being understood that if there should have been a Failed Remarketing or no Remarketing at all, the Stated Maturity shall remain November 15, 2007. Any extension of the Stated Maturity in accordance with this paragraph 6 shall be effective on and after the Remarketing Settlement Date.

7. Interest. The interest rate to be borne by the Senior Notes shall be 7.93% per annum from May 15, 2005 to, but excluding, either (1) the Remarketing Settlement Date, if there is a Successful Remarketing, or (2) the Purchase Contract Settlement Date, if there is a Failed Remarketing or if there is not a Remarketing at all pursuant to clause (c) of the definition of "Reset Rate" herein, and, in each case, at the Reset Rate thereafter to, but excluding, the Stated Maturity of the Senior Notes; the Reset rate shall be set forth in the Second Officers' Certificate, or, in the event of a Failed Remarketing or if no remarketing shall have occurred, in an Officers' Certificate supplemental to this Officers' Certificate.

      Interest shall be payable in arrears (i) quarterly on each February 15, May 15, August 15 and November 15 of each year, commencing August 15, 2005 (each a "Quarterly Interest Payment Date"), to and including the Quarterly Interest Payment Date next preceding the Remarketing Settlement Date, (ii) on the Remarketing Settlement Date (whether or not a Quarterly Interest Payment Date), and (iii) after the Remarketing Settlement Date, such interest payment dates as determined in the Remarketing until the Stated Maturity (each an "Interest Payment Date" and collectively, the "Interest Payment Dates"). Interest payments will include interest accrued from and including the immediately preceding

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      Interest Payment Date, or in the case of the first Interest Payment Date, from and including May 15, 2005 to but excluding such Interest Payment Date. If the Remarketing Settlement Date is not a Quarterly Interest Payment Date, interest paid on the Remarketing Settlement Date to the Collateral Agent will be paid by the Collateral Agent to the holders of the Senior Notes subject to the provisions of the Pledge Agreement and the Remarketing Agreement. Interest payments for the Senior Notes shall be computed and paid (1) for any full quarterly period, on the basis of a 360-day year of twelve 30-day months, (2) for any period shorter than a full quarterly period, on the basis of a 30-day month and (3) for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on the Senior Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), in each case with the same force and effect as if made on the date the payment was originally due and payable; provided, however, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day.

      Any principal of or installment of interest on the Senior Notes that is overdue shall bear interest at the interest rate then borne by the Senior Notes (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand by the Holders.

      Interest shall be paid in arrears on each Interest Payment Date to the Person in whose name the Senior Notes are registered on the Regular Record Date for such Interest Payment Date; provided that, interest payable at the Stated Maturity of principal as provided herein will be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Senior Notes are registered at the close of business on a special record date (as such term is used in Section 2.12 of the Indenture) for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Holders of the Senior Notes not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as set forth in Section 2.12 of the Indenture.

      Notwithstanding anything to the contrary contained herein, the manner of computing and paying interest on the Senior Notes may be modified in the Remarketing.

8. Place and Method of Payment. Payments of the principal of and interest on the Senior Notes shall be made by the Company at the office of the Paying Agent which shall initially be The Bank of New York, with any such payment that is due at the Stated Maturity of any Senior Notes being made upon surrender of such Senior Notes to the Paying Agent. Payments of interest (including interest on any Interest Payment Date) will be made at the option of the Company, (i) by check mailed to the address of the

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      Person entitled thereto as such address shall appear in the Security
      Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen days prior to the date for payment by the Person entitled thereto.

9. Redemption. The Senior Notes shall not be redeemable at the option of the Company, the Holders or otherwise on or prior to the Remarketing Settlement Date, provided, however, that after the Remarketing Settlement Date, the Senior Notes may be subject to redemption as determined in the Remarketing and set forth in the Second Officers' Certificate.

10.   Sinking Fund. There shall be no sinking fund with respect to the Senior
      Notes.

11. Denominations. The Senior Notes shall be issued in denominations of $1,000, or any integral multiple thereof, whether they are issued in global or definitive form.

12. Premium upon Acceleration of Maturity. The Senior Notes shall not be subject to a premium upon a declaration of acceleration of their maturity prior to the Remarketing Settlement Date, provided, however, that after the Remarketing Settlement Date, the Senior Notes may be subject to a premium upon an acceleration of their maturity as determined in the Remarketing and set forth in the Second Officers' Certificate.

13.   Not applicable.

14.   Not applicable.

15.   Not applicable.

16.   Not applicable.

17.   Not applicable.

18. Covenants. After the Remarketing Settlement Date, the Senior Notes may have additional covenants as determined in the Remarketing and set forth in the Second Officers' Certificate.

19.   (i) Remarketing Rights.

            (A) The Senior Notes (1) comprising part of Corporate PIES, other than those Senior Notes of holders that have elected not to participate in the Remarketing pursuant to Section 5.3(c) of the Purchase Contract Agreement, and (2) that no longer comprise a part of the Corporate PIES, if any, that elect to be included in any Remarketing as set forth in Section 5.7 of the Pledge Agreement (collectively, the Senior Notes described in clauses (1) and (2), the "Remarketing Senior Notes"), shall be remarketed in the Remarketing pursuant to the Remarketing Procedures. All holders of Senior Notes described in clause (1) above, including those who have attempted to effect a Cash Settlement pursuant to Section 5.8 of the Purchase Contract Agreement, Early Settlement pursuant to Section
            5.9 of the

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            Purchase Contract Agreement or Merger Early Settlement pursuant to
            Section 5.10 of the Purchase Contract Agreement but have failed to follow the procedures for such settlements shall be deemed to have consented to the Remarketing of their Senior Notes pursuant to the Remarketing Procedures in any Remarketing, or in the case of an unsuccessful Cash Settlement, in the Final Remarketing Period. The right of each Holder of Senior Notes to have its Senior Notes remarketed will be limited, however, to the extent that (i) the Remarketing Agents conduct a Remarketing pursuant to the terms of the Remarketing Agreement, (ii) the Remarketing Agents are able to find a purchaser or purchasers for the tendered Senior Notes, (iii) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agents and (iv) the Remarketing may not commence or be consummated pursuant to applicable law. In addition, all holders of Senior Notes shall be deemed to have consented to the Remarketing Procedures and the terms of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement with respect to the pledge and transfer and other provisions of these agreements with respect to their Senior Notes, pursuant to the terms of such agreements. Notwithstanding anything to the contrary contained herein, Merrill Lynch & Co. and Lehman Brothers Inc. have entered into an agreement with the Company pursuant to which, subject to certain conditions, they have agreed to purchase the Senior Notes that have not been remarketed to other investors in a Remarketing.

            (B) Holders of Senior Notes comprising part of Corporate PIES may elect not to participate in the Remarketing by creating Treasury PIES if they notify the Purchase Contract Agent of such election and deliver the specific U.S. Treasury Security or U.S. Treasury Securities not later than 5:00 p.m. (New York City time) on the Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period. A Holder that has not timely created Treasury PIES by delivering the Treasury Security or Treasury Securities pursuant to this paragraph and
            Section 3.13 of the Purchase Contract Agreement shall be deemed to have elected to participate in any Remarketing.

            (C) Holders of Separated Senior Notes may elect to have such Separated Senior Notes remarketed, if such holder delivers (a) to the Trustee and the Collateral Agent a notice of that election, by use of a notice in substantially the form of Exhibit B, specifying the aggregate principal amount of Senior Notes to be remarketed, and
            (b) such Separated Senior Notes, by book-entry transfer or other appropriate procedures, to the Collateral Agent for Remarketing, in each case, by 5:00 p.m. (New York City time) on or prior to the second Business Day, but no earlier than the fifth Business Day, preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period. Once the holder of such Separated Senior Notes delivers such notice and Separated Senior Notes as specified in the preceding sentence, such election may not be withdrawn and may not be conditioned upon (i) the level at which the Reset Rate is established in the Remarketing or (ii) the extent to which the other terms of the Senior Notes may be modified in the Remarketing, including the interest payment dates, the maturity date (which may be extended to a maximum term of 11 years

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            from the Remarketing Settlement Date), the redemption provisions, the minimum denomination and the addition of covenants applicable to the Senior Notes; provided, however, that if such a holder delivers only such a notice but not the Separated Senior Notes subject to the notice, or vice versa, then none of such holder's Separated Senior Notes shall be included in the Remarketing. On the Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period, the Collateral Agent shall notify the Remarketing Agents of the aggregate number of Separated Senior Notes to be remarketed. If there is a Successful Remarketing, the Collateral Agent shall transfer such Separated Senior Notes in accordance with the instructions provided by the Remarketing Agents pursuant to the Remarketing Agreement. In the event that all remarketing attempts during any Three-Day Remarketing Period are unsuccessful, the Collateral Agent shall Transfer such Separated Senior Notes to the holders by the end of the Business Day following any such unsuccessful remarketing attempt.

            (D) The Company (a) during the Early Remarketing Period may, at its option, and in its sole discretion, select one or more Three-Day Remarketing Periods consisting of three successive remarketing dates on each of which it shall cause the Remarketing Agents to use commercially reasonable efforts to remarket, in whole (but not in part), unless the Senior Notes have previously been successfully remarketed in accordance with provisions of the Remarketing Agreement, (i) the Pledged Senior Notes of holders who have not notified the Purchase Contract Agent of their intention to settle their purchase contracts in cash and (ii) any Separated Senior Notes of Holders who have elected in the manner set forth in the Purchase Contract Agreement and the Pledge Agreement to have their Senior Notes so remarketed, for settlement on the Remarketing Settlement Date and (b) shall, unless the Pledged Senior Notes have previously been successfully remarketed, cause the Remarketing Agents to use commercially reasonable efforts to remarket, in whole (but not in part), on each remarketing date during the Final Remarketing Period
            (i) the Pledged Senior Notes the Holders of which have failed to notify the Purchase Contract Agent, on or prior to the sixth Business Day immediately preceding the Purchase Contact Settlement Date, of their intention to settle such purchase contracts in cash, and (ii) any Separated Senior Notes of Holders who have elected in the manner set forth herein to have their Senior Notes so remarketed, for settlement on the Purchase Contract Settlement Date. The Company may select a Three-Day Remarketing Period during the Early Remarketing Period by designating each of the three sequential remarketing dates to comprise such Three-Day Remarketing Period, provided that no such remarketing date shall occur earlier than the day following the consummation of the Exchange Offer and later than the ninth Business Day prior to the Purchase Contract Settlement Date.

      (ii)  Remarketing Notice Requirements and Procedures.

            (A) On the fourth Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period (each such

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            date, a "Remarketing Announcement Date"), the Company shall give notice of the Remarketing in an Authorized Newspaper, including the specific U.S. Treasury Security or Treasury Securities (including the CUSIP number and/or the principal terms of such Treasury Security or Treasury Securities) that must be delivered by Holders of Corporate PIES that elect not to participate in the Remarketing pursuant to Section 5.3(c) of the Purchase Contract Agreement, that the Senior Notes may be remarketed on any and all of the fourth, fifth and sixth Business Days following such Remarketing Announcement Date. Promptly after 11:00 a.m. (New York City time) on the Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period, the Purchase Contract Agent shall notify the Remarketing Agents, the Company, the Collateral Agent and the Trustee of the aggregate principal amount of Pledged Senior Notes to be remarketed, and the Collateral Agent shall notify the Remarketing Agents, the Trustee and the Company of the aggregate principal amount of Separated Senior Notes to be included in the Remarketing and shall concurrently therewith, pursuant to the Pledge Agreement, deliver for Remarketing to the Remarketing Agents all Remarketing Senior Notes. In the event that all of the remarketing attempts during any Three-Day Remarketing Period are unsuccessful, the Company will cause a notice of the unsuccessful remarketing attempt to be published in an Authorized Newspaper no later than the second Business Day following the last sequential remarketing date of such Three-Day Remarketing Period.

            (B) The Company will request not later than seven nor more than fifteen calendar days prior to each Remarketing Announcement Date, that the Depositary (or any successor or its nominee) notify the Depository participants holding Senior Notes of the Remarketing.

            (C) The Remarketing Agents shall use their commercially reasonable efforts to remarket the Remarketing Senior Notes pursuant to the procedures set forth in Section 2 of Remarketing Agreement.

            (D) In addition to the procedures set forth in the Remarketing Agreement, if a Failed Remarketing occurs the Collateral Agent, under the Pledge Agreement and for the benefit of the Company, may, on the written direction of the Company, exercise its rights as a secured party with respect to such Pledged Senior Notes, including those actions specified below; provided that, if upon a Failed Remarketing, the Collateral Agent exercises such rights for the benefit of the Company with respect to such Pledged Senior Notes, any accumulated and unpaid interest on such Senior Notes will become payable by the Company to the Purchase Contract Agent for payment to the Holders of the Corporate PIES to which such Senior Notes relates. Such payment will be made by the Company on or prior to 11:00 a.m. (New York City time), on the Purchase Contract Settlement Date in lawful money of the United States by wire transfer in immediately available funds payable to or upon the order of the Purchase Contract Agent.

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            With respect to any Pledged Senior Notes which are subject of a
            Failed Remarketing, the Collateral Agent, for the benefit of the Company, reserves all of its rights as a secured party with respect thereto and, subject to applicable law, may, on the written direction of the Company, (i) retain such Senior Notes in full satisfaction of the Holders' obligations under the related Purchase Contracts or (ii) sell such Senior Notes in one or more public or private sales.

            (E) If all of the holders of Corporate PIES elect not to participate in the Remarketing and no holders of Senior Notes that are not a component of Corporate PIES elect to participate in the Remarketing and deliver their Senior Notes and a notice of such election to the Collateral Agent, pursuant to and in accordance with the Pledge Agreement then, (i) the Remarketing Agents shall, in their sole discretion, determine the rate that, in their judgment, would have been established had a Remarketing been held on the Remarketing Date, and such rate shall be the Reset Rate; and (ii) by approximately 4:30 p.m. (New York City time), on the third Business Day preceding the Purchase Contract Settlement Date, the Remarketing Agents shall advise by telephone (promptly confirmed in writing), the Trustee and the Company of such Reset Rate, whereupon the Company shall notify the Depositary in writing of such Reset Rate. The Remarketing Agents' calculation of the Reset Rate shall be conclusive and binding and the Trustee shall have no responsibility for the calculation thereof.

      (iii) Depositary's Procedures, Etc.

      So long as the Corporate PIES, Treasury PIES or the Senior Notes are evidenced by one or more Global Senior Notes deposited with the Depositary or its nominee, the Company shall request, not later than 15 calendar days nor more than 30 calendar days prior to the Remarketing Date, that the Depositary notify, directly or indirectly, each beneficial owner of a Corporate PIES and a Separated Senior Note of the impending Remarketing.

      In accordance with the Depositary's normal procedures, on the Remarketing Settlement Date or the Purchase Contract Settlement Date, as applicable, the transactions described above with respect to each Senior Note tendered for purchase and sold in the Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary Participants shall be debited and credited and such Senior Notes delivered by book entry as necessary to effect purchases and sales of such Senior Notes. The Depositary shall make payment in accordance with its normal procedure; provided that, the procedures set forth herein, including provisions for payment by purchasers of the Senior Notes in the Remarketing, shall be subject to modification to the extent required by the Depositary or if the book-entry system is no longer available for the Senior Notes at the time of the Remarketing, to facilitate the remarketing of the Senior Notes in certificated form, and shall provide for the authentication and delivery of Senior Notes in a principal amount equal to the unremarketed portion of such Senior Notes. In addition, the Remarketing Agents may modify, the settlement procedures set forth herein in order to facilitate the settlement process.

      If any Holder of Senior Notes selling Senior Notes in the Remarketing fails to deliver such Senior Notes, the direct or indirect Depositary Participant of such selling Holder and of any other Person who was to have purchased Senior Notes in the Remarketing may deliver to any such other Person an aggregate principal amount of Senior Notes that is less than the aggregate principal amount of Senior Notes that otherwise was to be purchased by such Person. In such event, the aggregate principal amount of Senior Notes to be so delivered shall be determined by such direct or indirect Depositary Participant, and delivery of such lesser aggregate principal amount of Senior Notes shall constitute good delivery.

      (iv)  Other Matters Regarding Remarketing.

            (A) The Remarketing Agents may purchase Remarketing Senior Notes for their own account. However, under no circumstances, shall the Remarketing Agents be obligated to purchase any Senior Notes in connection with a Remarketing and neither the Company nor the Remarketing Agents shall be obligated to provide or liable for any payment upon tender of Senior Notes in a Remarketing.

            (B) Under the Remarketing Agreement, the Company, in its capacity as issuer of the Senior Notes, shall be liable for, and shall pay, any and all costs and expenses incurred in connection with the Remarketing, other than the Remarketing Fee.

            (C) Notwithstanding the Pledge and, if applicable, the delivery of Separated Senior Notes to the Collateral Agent for Remarketing, in each case, as set forth herein, the Company's obligation to pay interest, including any accrued and unpaid interest, on all outstanding Senior Notes (whether then comprising a part of Corporate PIES or as Separated Senior Notes) pursuant to the Indenture shall remain unconditional and absolute.

            (D) In connection with the Remarketing, the Company may add provisions to, change and modify provisions of and/or eliminate provisions of the Senior Notes without the consent of the Holders, provided, however, that such additions, changes, modifications or eliminations are permitted under the Remarketing Agreement and provided further, that any such additions, changes or modifications (other than the Reset Rate) shall be effective only in the event of a Successful Remarketing. Upon the occurrence of a Successful Remarketing, (i) this Officers' Certificate shall be replaced with an Amended and Restated Officers' Certificate that reflects any such additions, changes, modifications or eliminations to the Senior Notes (the "Second Officers' Certificate") and (ii) the Company shall direct the Trustee to, and the Trustee shall, make a notation on the face of the Global Senior Note that indicates that a Successful Remarketing has occurred and that the terms of the Senior Notes that have been remarketed shall be governed by the Second Officers' Certificate and the Company shall direct the Trustee to, and the Trustee shall, make a similar notation on the face of all Certificated Senior Notes.

            (E) In the event of a Failed Remarketing or if no remarketing shall have occurred, (i) the Reset Rate shall be set forth in an Officers' Certificate supplemental to this Officers' Certificate, and (ii) the Company shall direct the Trustee to, and the Trustee shall, make a notation as to the Reset Rate on the face of the Global Senior Note and on the face of all Certificated Senior Notes.

            (F) The Holders will be deemed to have consented to the modified provisions of the Senior Notes pursuant to and in accordance with the terms of the Remarketing Agreement.

      (v) Tax Treatment. The Company agrees, and by purchasing a beneficial ownership interest in the Senior Notes each Holder of Senior Notes will be deemed to have agreed, for United States federal income tax purposes (a) to treat the Senior Notes and the purchase contracts as separate assets, (b) to treat the exchange of the purchase contracts pursuant to the Exchange Offer as not being a realization event, (c) to treat the old notes as exchanged in the Exchange Offer for the Senior Notes and cash in a "recapitalization," (d) assuming that the Senior Notes will be listed for trading on the New York Stock Exchange within 30 days after the consummation of the Exchange Offer, to treat the Senior Notes as publicly traded within the meaning of the applicable United States Treasury Regulations, (e) to treat the acquisition of a Corporate PIES as the acquisition of a unit consisting of a stock purchase contract and a senior note issued by the Company and to treat the Senior Notes as indebtedness that is subject to Treas. Reg. Sec. 1.1275-4 (the "Contingent Payment Regulations") and (f) to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Payment Regulations, with respect to the Senior Notes. The Company has determined that the comparable yield is an annual rate of 7.50%, compounded semiannually.

20.   Definitions.

      "Applicable Spread" means the spread corresponding to the Prevailing Rating of the Senior Notes, as set forth below, in effect at the close of business on the Business Day immediately preceding the date of the Failed Remarketing, if applicable:

Prevailing Rating                                                 Spread
-----------------                                                 ------
AA/Aa2......................................................      3.00%
A/A2........................................................      4.00%
BBB/Baa2....................................................      5.00%
Below BBB/Baa2..............................................      7.00%

      "Authorized Newspaper" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "Business Day" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "Cash Settlement" has the meaning set forth in Section 5.8(a)(i) of the Purchase Contract Agreement.

      "Corporate PIES" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "Early Remarketing Period" means the day following the consummation of the Exchange Offer and ending on the ninth Business Day prior to the Purchase Contract Settlement Date.

      "Early Settlement" has the meaning set forth in Section 5.9(a) of the Purchase Contract Agreement.

      "Exchange Offer" shall mean the exchange offer of the Company's existing Corporate PIES for a like amount of the Company's new Corporate PIES to be issued upon completion of the Offer pursuant to and in accordance with the terms of the Company's exchange offer prospectus dated April 15, 2005, as amended, modified and supplemented from time to time.

      "Failed Remarketing" has the meaning set forth in Section 2(f) of the Remarketing Agreement.

      "Final Remarketing Period" has the meaning set forth in Section 1 of the Pledge Agreement.

      "Holder" means the beneficial holder of any Senior Notes, whether Pledged Senior Notes or Separated Senior Notes.

      "Interest Payment Dates" has the meaning set forth in paragraph 7 hereof.

      "Issue Date" means May 24, 2005.

      "Merger Early Settlement" has the meaning set forth in Section 5.10 of the Purchase Contract Agreement.

      "Outstanding", when used with respect to the Senior Notes means as of the date of determination, all Senior Notes, theretofore authenticated and delivered under the Indenture, except:

      (a) Senior Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

      (b) Senior Notes for whose payment at Maturity the necessary amount of money or money's worth has been theretofore deposited (other than pursuant to Section 402 of the Indenture) with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Senior Notes;

      (c) Senior Notes with respect to which the Company has effected defeasance or covenant defeasance has been effected pursuant to Section 402 of the Indenture; and

      (d) Senior Notes that have been paid pursuant to Section 306 of the Indenture or in exchange for or in lieu of which other Senior Notes have been authenticated and delivered pursuant to the Indenture, other than any such Senior Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Senior Notes are held by a bona fide purchaser in whose hands such Senior Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Senior Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Senior Notes for quorum purposes, Senior Notes owned by the Company or any other obligor upon the Senior Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Senior Notes which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Senior Notes so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Senior Notes and
(B) that the pledgee is not the Company or any other obligor upon the Senior Notes or an Affiliate of the Company or such other obligor.

      "Pledge" has the meaning set forth in Section 1 of the Pledge Agreement.

      "Pledge Agreement" means the Pledge Agreement, dated as of May 24, 2005, among the Company, Wells Fargo Bank, National Association, as Collateral Agent and Securities Intermediary, and The Bank of New York, as Purchase Contract Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

      "Pledged Senior Note" has the meaning set forth in Section 1 of the Pledge Agreement.

      "Prevailing Rating," for the purposes of the definition of Applicable Spread, means:

      (a) AA/Aa2 if the Senior Notes have a credit rating of AA or better by Standard & Poor's Ratings Services, Inc. ("S&P") and Aa2 or better by Moody's Investors Service, Inc. ("Moody's") or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected by the Remarketing Agents;

      (b) if not under clause (i) above, then A/A2 if the Senior Notes have a credit rating of A or better by S&P and A2 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected by the Remarketing Agents;

      (c) if not under clauses (i) or (ii) above, then BBB/Baa2 if the Senior Notes have a credit rating of BBB or better by S&P and Baa2 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected by the Remarketing Agents; or

      (d) if not under clauses (i), (ii) or (iii) above, then Below BBB/Baa2.

      Notwithstanding the foregoing, (A) if (i) the credit rating of the Senior Notes by S&P shall be on the "Credit Watch" of S&P with a designation of "negative implications" or "developing", or (ii) the credit rating of the Senior Notes by Moody's shall be on the "Corporate Credit Watch List" of Moody's with a designation of "downgrade" or "uncertain", or, in each case, on any successor list of S&P or Moody's with a comparable designation, the Prevailing Ratings of the Senior Notes shall be deemed to be within a range one full level lower in the table set forth in the definition of Applicable Spread than those actually assigned to the Senior Notes by S&P and Moody's and (B) if the Senior Notes are rated by only one rating agency prior to or on the Remarketing Date, the Prevailing Rating shall at all times be determined without reference to the rating of any other rating agency; provided that, if no such rating agency shall have in effect a rating for the Senior Notes and the Remarketing Agents is unable to identify a substitute rating agency or rating agencies, the Prevailing Rating shall be Below BBB/Baa2.

      "Purchase Contract Agreement" means the Purchase Contract Agreement, dated as of May 24, 2005, between the Company and The Bank of New York, as Purchase Contract Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

      "Purchase Contract Settlement Date" means November 15, 2005.

      "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th Business Day preceding such Interest Payment Date with respect to Certificated Notes or other notes in definitive form, or, with respect to Senior Notes in the form of a Global Senior Note, the close of business on the Business Day preceding such Interest Payment Date.

      "Remarketing" means the remarketing of the Remarketing Senior Notes pursuant to this Officers' Certificate, the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement.

      "Remarketing Agents" has the meaning set forth in the recitals of the Remarketing Agreement.

      "Remarketing Agreement" means the Remarketing Agreement, dated as of May 24, 2005 between the Company and the Remarketing Agents, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

      "Remarketing Procedures" means, collectively, the procedures and requirements relating to the Remarketing and the determination of the Reset Rate as set forth in this Officers' Certificate, the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement.

      "Remarketing Senior Notes" has the meaning set forth in paragraph
19(i)(A).

      "Remarketing Settlement Date" means the date of the settlement of any Successful Remarketing, which will be three Business Days after such Remarketing.

      "Remarketing Value" has the meaning set forth in Section 1.1(d) of the Purchase Contract Agreement.

      "Reset Rate" means the interest rate per annum with respect to the Senior Notes that is determined by the Remarketing Agents pursuant to the Remarketing Agreement as follows:

      (a) in connection with a Successful Remarketing, the interest rate determined by the Remarketing Agents sufficient to allow it to remarket the Remarketing Senior Notes at a price at least equal to the Remarketing Value;

      (b) upon the occurrence of a Failed Remarketing, the Two-Year Benchmark Rate plus the Applicable Spread; or

      (c) if (i) the holders of Pledged Senior Notes have elected not to have their Senior Notes remarketed in accordance with Section 5.3(c) of the Purchase Contract Agreement and (ii) none of the holders of Separated Senior Notes have elected to have their Senior Notes remarketed in accordance with paragraph 19(i)(C) of this Officers' Certificate and
      Section 5.7 of the Pledge Agreement, the Reset Rate shall be the rate determined, in its sole discretion, by the Remarketing Agents, as the rate that, in its judgment, would have been established had a Remarketing being held on such date.

      It being understood that the Reset Rate will be set forth, in the event of a Successful Remarketing, in the Second Officers' Certificate and, otherwise, in an Officers' Certificate supplemental to this Officers' Certificate.

      "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation, and the rules and regulations promulgated thereunder.

      "Separated Senior Notes" means Senior Notes that are not Pledged Senior Notes.

      "Stated Maturity" means November 15, 2007 or such later date as determined by the Remarketing Agents and the Company upon a Successful Remarketing, which shall not be later than the eleventh anniversary of the Remarketing Settlement Date.

      "Telerate" means the Moneyline Telerate Service.

      "Three-Day Remarketing Period" has the meaning set forth in Section 1 of the Pledge Agreement.

      "Transfer" has the meaning set forth in the Pledge Agreement.

      "Treasury PIES" has the meaning set forth in 1.1(d) of the Purchase Contract Agreement.

      "Treasury Security" has the meaning set forth in 1.1(d) of the Purchase Contract Agreement.

      "Two-Year Benchmark Rate" means the bid side rate displayed at 10:00 a.m. (New York City time), on the third Business Day preceding the Purchase Contract Settlement Date for direct obligations of the United States having a maturity comparable to the remaining term to the Stated Maturity of the Senior Notes, as agreed upon by the Company and the Remarketing Agents as displayed in the Telerate system or, if the Telerate system is no longer available or, in the judgment of the Remarketing Agents (after consultation with the Company), no longer an appropriate system from which to obtain such rate, such other nationally recognized quotation system as, in the judgment of the Remarketing Agents (after consultation with the Company) is appropriate. If this rate is not so displayed, the Two-Year Benchmark Rate will be calculated by the Remarketing Agents as the yield to maturity for direct obligations of the United States having a maturity comparable to the remaining term to the Stated Maturity of the Senior Notes, expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis, and computed by taking the arithmetic mean of the secondary market bid rates, as of 10:30 a.m. (New York City time) on the third Business Day preceding the Purchase Contract Settlement Date of three leading United States government securities dealers selected by the Remarketing Agents (after consultation with the Company) (which may include the Remarketing Agents or an Affiliate thereof). However, if, in the judgment of the Remarketing Agents, after consultation with the Company, direct obligations of the United States are no longer appropriate benchmarks for the purpose of setting the Reset Rate if a Failed Remarketing has occurred, the Remarketing Agents and the Company will agree upon another Two-Year Benchmark Rate.

      The undersigned officers of the Company do hereby further certify, pursuant to Sections 13.04 and 13.05 of the Indenture, as follows:

      (1) We have read the covenants and conditions of the Indenture relating to the issuance authentication and delivery of the Senior Notes and in respect of compliance with which this certificate is furnished, and the definitions in the Indenture relating thereto;

      (2) The statements contained in this certificate are based upon our familiarity with the Indenture, the documents accompanying this certificate and, as to factual matters, upon our discussions with officers and employees of the Company familiar with the facts relating to the matters set forth herein;

      (3) In our opinion, we have made such examination or investigation as is necessary to enable us to express an informed opinion as to whether or not such covenants and conditions have been complied with; and

      (4) In our opinion, such conditions and covenants, and all conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent) relating to the authentication and delivery by the Trustee of the Senior Notes requested to be authenticated and delivered on the date hereof, have been complied with.

      IN WITNESS WHEREOF, the undersigned has executed this Officers' Certificate as of the date first written above.

                                         _______________________________________
                                         Michael W. Yackira
                                         Corporate Executive Vice President and
                                         Chief Financial Officer

                                         _______________________________________
                                         Ernest E. East
                                         Vice President, General Counsel and
                                         Corporate Secretary

                            FORM OF 7.93% SENIOR NOTE

      [This Senior Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository Trust Company, a New York corporation (the "Depository"), or a nominee thereof. This Senior Note may not be exchanged in whole or in part for a security registered, and no transfer of this senior note in whole or in part may be registered, in the name of any person other than such depositary or a nominee thereof, except in the limited circumstances described in the Indenture.]**

      [Unless this certificate is presented by an authorized representative of the Depositary, to Sierra Pacific Resources or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. Or in such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]**

                            SIERRA PACIFIC RESOURCES

                                7.93% SENIOR NOTE

NO.: __________                                           CUSIP NO.:  __________
$______________

      SIERRA PACIFIC RESOURCES, a corporation duly organized and existing under the laws of the State of Nevada (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]**, or registered assigns (the "Holder"), the principal sum of _________ Dollars ($_______) [, or such other principal amount as shall be set forth in the Schedule of Increases or Decreases attached hereto,]*** on November 15, 2007, or such later date as determined in the Remarketing (but in no event later than the 11th anniversary of the Purchase Contract Settlement Date), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts and to pay interest thereon from May 15, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2005, at the rate of 7.93% per annum to, but excluding, either (1) the Remarketing Settlement Date, if there has been a Successful Remarketing, or (2) the Purchase Contract Settlement Date, if a Failed Remarketing has occurred or, if there is not a Remarketing at all pursuant to clause (c) of the definition of "Reset Rate" in the Officers' Certificate, and at

----------
**   Insert in Global Securities.

***  Insert in Global Securities and Pledge Senior Notes.

the Reset Rate on such interest payment dates as determined in the Remarketing thereafter, until the principal hereof is paid or made available for payment.

            Payments of interest on the Senior Notes will include interest accrued to, but excluding, the respective Interests Payment Dates. Interest payments for the Senior Notes shall be computed and paid (1) for any full quarterly period, on the basis of a 360-day year of twelve 30-day months, (2) for any period shorter than a full quarterly period, on the basis of a 30-day month and (3) for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on the Senior Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), in each case with the same force and effect as if made on the date the payment was originally due and payable; provided, however, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day.

            Any principal of or installment of interest on the Senior Notes that is overdue shall bear interest at the interest rate then borne by the Senior Notes (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand by the Holders.

            Interest shall be paid quarterly in arrears on each Interest Payment Date until the Stated Maturity to the Person in whose name the Senior Notes are registered on the Regular Record Date for such Interest Payment Date; provided that, interest payable at the Stated Maturity of principal as provided herein will be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Senior Notes are registered at the close of business on a special record date (as such term is used in Section 2.12 of the Indenture) for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Holders of the Senior Notes not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as set forth in Section 2.12 of the Indenture.

      The principal amount of this Senior Note may be increased or decreased and, in a Remarketing, the terms of this Senior Note may be modified, each as specified in the Officers' Certificate pursuant to which this Senior Note is issued. Upon a Successful Remarketing (as defined in the Officers' Certificate), the Company shall instruct the Trustee to make a notation to the face of this Senior Note indicating that the terms of this Senior Note have been modified pursuant to and in accordance with the terms of the Second Officers' Certificate (as defined in the Officers' Certificate).

      Reference is hereby made to the further provisions of this Senior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                   SIERRA PACIFIC RESOURCES

                                         By:____________________________________
                                            Name:
                                            Title:

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK, as Trustee

                                         By:____________________________________
                                            Authorized Signatory

                            [REVERSE OF SENIOR NOTE]

      1. Indenture; Notes.

            This Senior Note is one of a duly authorized series of Securities of the Company (the "Senior Notes"), issued and to be issued in one or more series under an Indenture, dated as of May 1, 2000 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms, conditions and provisions of the Securities are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in this Senior Note. To the extent that the terms, conditions and other provisions of this Senior Note modify, supplement or are consistent with those of the Indenture, the terms, conditions and other provisions of the Indenture shall govern.

      The maximum aggregate principal amount of Senior Notes that may be authenticated and delivered under the Indenture (except for Senior Notes authenticated and delivered upon registration or transfer of or in exchange for, or in lieu of other Senior Notes pursuant to Section 2.06, 2.07, 2.09 or 3.07 of the Indenture) shall be $99,142,000. The Senior Notes are issuable only in denominations of $1,000 and any integral multiple thereof.

      All capitalized terms that are used but not defined in this Senior Note shall have the meanings assigned to them in the Officers' Certificate.

      2. Ranking.

      The Senior Notes shall constitute the senior, unsecured and unsubordinated debt obligations of the Company and shall rank equally in right of payment with all other existing and future senior, unsecured and unsubordinated debt obligations of the Company.

      3. Form; Transfer, Registration and Exchange.

      Initially, the Senior Notes that are components of certain securities of the Company referred to as Corporate PIES (the "Corporate PIES") will be issued in definitive form (the "Certificated Notes") registered in the name of The Bank of New York, as Purchase Contract Agent (the "Purchase Contract Agent"), under the Purchase Contract Agreement dated as of May 24, 2005 between the Company and the Purchase Contract Agent (the "Purchase Contract Agreement"). Senior Notes that are not components of Corporate PIES shall initially be issued in the form of one or more global Senior Notes (each a "Global Senior Note") in the name of Cede & Co. (as nominee for The Depository Trust Company (the "Depository"), the initial securities depository for the Global Senior Notes. The Certificated Notes and the Global Senior Notes may bear such legends as either the Purchase Contract Agent or DTC, respectively, may reasonably request.

      So long as any Senior Notes constitute components of Corporate PIES, they shall be issued in the form of Certificated Notes. Senior Notes that no longer constitute components of Corporate PIES shall be issued in the form of Global Senior Notes. Each Global Senior Note or Certificated Note, as applicable, shall represent such of the outstanding Senior Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Senior Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Senior Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Senior Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Senior Notes represented thereby shall be made by the Trustee, as custodian of the Global Senior Notes, in accordance with instructions as further set forth below. Any endorsement of a Certificated Note to reflect the amount of any decrease in the aggregate principal amount of outstanding Certificated Notes represented thereby shall be made by the Collateral Agent pursuant to and in accordance with further instructions as set forth below.

      No beneficial owner of the Senior Notes shall receive a Certificated Note representing such beneficial owner's interest in such Global Senior Notes, except as provided in Section 2.06 of the Indenture. Unless and until Certificated Notes have been issued to the beneficial owners of the Senior Notes pursuant to Section 2.06 of the Indenture, the rights of the beneficial owners of the Senior Notes shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such beneficial owners and the Depositary and/or the Depositary Participants. The Depositary shall make book-entry transfers among its participants and receive and transmit any payments on the Global Senior Notes to such participants; provided that, solely for the purposes of determining whether the Holders of the requisite amount of the Senior Notes have voted on any matter provided for in the Indenture, so long as Certificated Notes have not been issued, the Company may rely conclusively on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Company by the Depositary setting forth the votes of the beneficial owners of the Senior Notes or assigning the right to vote on any matter to any other Persons either in whole or in part. The Senior Notes are subject to transfer, registration and exchange as set forth in Section 2.06 of the Indenture, as supplemented by the Officers' Certificate.

      The Company shall execute, and the Trustee shall authenticate and deliver, in each case, pursuant to Section 2.02 of the Indenture, one or more Global Senior Notes that (i) shall represent and be denominated in an amount equal to the aggregate principal amount of all of the Senior Notes to be issued in the form of Global Senior Notes and not yet canceled, (ii) shall be registered in the name of the Depositary for the Senior Notes or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

      Reference is hereby made to Section 2.06 of the Indenture for the provisions relating to the transfer, registration and exchange of the Senior Notes. Notwithstanding any other provisions of the Indenture (other than the provisions set forth in Section 2.06 of the Indenture), Global Senior Notes may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Interests of beneficial owners may be transferred or exchanged for Senior Notes not represented by a Global Senior Note, and Senior Notes not represented by a Global Senior Note may be transferred or exchanged for a Global Senior Notes or Senior Notes, in accordance with rules of the Depositary and the provisions of Section 2.06 of the Indenture.

      If any beneficial interest in a Global Senior Note is exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Senior Note or for Certificated Notes, the principal amount of Senior Notes represented by such Global Senior Note shall be reduced accordingly and an endorsement shall be made on such Global Senior Note by the Collateral Agent or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Senior Note, such other Global Senior Note shall be increased accordingly and an endorsement shall be made on such Global Senior Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

      In the event that any Pledged Senior Notes are to be released from the Pledge of the Pledge Agreement and delivered to the Purchase Contract Agent pursuant to Section 5.2(b) of the Pledge Agreement (a "Released Note"), as a result of the creation of one or more Treasury PIES as provided in Section 5.2 of the Pledge Agreement, such release and delivery shall be evidenced by an endorsement by the Collateral Agent on the Certificated Note held by the Collateral Agent reflecting a reduction in the principal amount of such Certificated Note equal in amount (the "Reduced Principal Amount") to the principal amount of the Released Note. The Collateral Agent shall confirm any such Reduced Principal Amount by telecopying or otherwise delivering a photocopy of such endorsement made on the Certificated Note evidencing such Reduced Principal Amount to the Trustee at the telecopier number or address of the Purchase Contract Agent provided for notices to the Purchase Contract Agent in the Pledge Agreement (or at such other telecopier or address as the Trustee shall provide to the Collateral Agent). Upon receipt of such confirmation, the Trustee shall instruct the Collateral Agent to increase the principal amount of a Global Note held by the Collateral Agent in an amount equal to the Reduced Principal Amount by an endorsement made by the Collateral Agent on such Global Note to reflect such increase.

      In the event that a Senior Note is transferred to the Collateral Agent pursuant to Section 5.3(a) of the Pledge Agreement (a "Subjected Note") in connection with the recreation of Corporate PIES as provided in Section 5.3 of the Pledge Agreement, such transfer shall be evidenced by an endorsement by the Collateral Agent on the Certificated Note held by the Collateral Agent reflecting an increase in the principal amount of such Certificated Note equal in amount (the "Increased Principal Amount") to the principal amount of such Subjected Note. The Collateral Agent shall confirm any such Increased Principal Amount by telecopying or otherwise delivering a photocopy of such endorsement made on the Certificated Note evidencing such Increased Principal Amount to the Trustee at the telecopier number or address of the Purchase Contract Agent provided for notices to the Purchase Contract Agent in the Pledge Agreement (or at such other telecopier or address as the Trustee shall provide to the Collateral Agent). Upon receipt of such confirmation, the Trustee shall instruct the Collateral Agent to decrease the principal amount of the Senior Global Note held by the Collateral Agent in an amount equal to the Increased Principal Amount by an endorsement made by the Collateral Agent on such Senior Global Note to reflect such decrease.

      4. Pledge.

      Upon initial issuance, the Senior Notes shall be pledged to the Collateral Agent for the benefit of the Company, pursuant to the terms of the Pledge Agreement, as collateral to secure the obligations of the Holders of Corporate PIES to purchase the Common Stock in accordance with the terms of the Purchase Contract Agreement. The Senior Notes may be transferred, in whole or in part, only in accordance with the terms and conditions set forth in the Indenture, the Pledge Agreement and the Purchase Contract Agreement. To the fullest extent permitted by law, any transfer or purported transfer of any Senior Note not made in accordance with the Indenture shall be null and void. Subject to this Section, the Senior Notes shall be freely transferable.

      5. Place and Method of Payment.

      Payments of the principal of and interest on the Senior Notes shall be made at the office of the Paying Agent, with any such payment that is due at the Stated Maturity of any Senior Notes being made upon surrender of such Senior Notes to the Paying Agent. Payments of interest (including interest on any Interest Payment Date) will be made at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen days prior to the date for payment by the Person entitled thereto.

      6. No Redemption or Sinking Fund.

      Except as set forth in the Officers' Certificate, the Senior Notes shall not be redeemable at the option of the Company, the Holders or otherwise; and there shall be no sinking fund with respect to the Senior Notes.

      7. Remarketing.

            (i) Remarketing Rights. (A) The Remarketing Senior Notes shall be remarketed in the Remarketing pursuant to the Remarketing Procedures. All holders of PIES Senior Notes, including those who have attempted to effect a Cash Settlement pursuant to Section 5.8 of the Purchase Contract Agreement, Early Settlement pursuant to Section 5.9 of the Purchase Contract Agreement or Merger Early Settlement pursuant to Section 5.10 of the Purchase Contract Agreement but have failed to follow the procedures for such settlements shall be deemed to have consented to the Remarketing of their Senior Notes pursuant to the Remarketing Procedures in any Remarketing, or in the case of an unsuccessful Cash Settlement, in the Final Remarketing Period. The right of each Holder of Senior Notes to have its Senior Notes remarketed will be limited, however, to the extent that (i) the Remarketing Agents conduct a Remarketing pursuant to the terms of the Remarketing Agreement, (ii) the Remarketing Agents are able to find a purchaser or purchasers for the tendered Senior Notes, (iii) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agents and
(iv) the Remarketing may not commenced or be consummated pursuant to applicable law. In addition, all holders of Senior

Notes shall be deemed to have consented to the Remarketing Procedures and the terms of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement with respect to the pledge and transfer and other provisions of these agreements with respect to their Senior Notes, pursuant to the terms of such agreements. Notwithstanding anything to the contrary contained in the Officers' Certificate, the Remarketing Agents have also entered into an agreement with the Company pursuant to which, subject to certain conditions, they have agreed to purchase the Senior Notes that have not been remarketed to other investors in a Remarketing.

      (B) Holders of Senior Notes comprising part of Corporate PIES may elect not to participate in the Remarketing by creating Treasury PIES if it notifies the Purchase Contract Agent of such election and delivers the specific U.S. Treasury Security or U.S. Treasury Securities not later than 5:00 p.m. (New York City time) on the Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period. A Holder that has not so created Treasury PIES by delivering the Treasury Security or Treasury Securities pursuant to this paragraph and Section 3.13 of the Purchase Contract Agreement shall be deemed to have elected to participate in any Remarketing.

      (C) Holders of Separated Senior Notes may elect to have such Separated Senior Notes remarketed, if such holder delivers (a) to the Trustee and the Collateral Agent a notice of that election, by use of a notice in substantially the form of Exhibit B to the Officers' Certificate, specifying the aggregate principal amount of Senior Notes to be remarketed, and (b) such Separated Senior Notes, by book-entry transfer or other appropriate procedures, to the Collateral Agent for Remarketing, in each case, by 5:00 p.m. (New York City time) on or prior to the second Business Day, but no earlier than the fifth Business Day, preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period. Once the holder of such Separated Senior Notes delivers such notice and Separated Senior Notes as specified in the preceding sentence, such election may not be withdrawn and may not be conditioned upon (i) the level at which the Reset Rate is established in the Remarketing or (ii) the extent to which the other terms of the Senior Notes may be modified in the Remarketing, including the interest payment dates, the maturity date (which may be extended to a maximum term of 11 years from the Remarketing Settlement Date), the redemption provisions, the minimum denomination and the addition of covenants applicable to the Senior Notes; provided, however, that if such a holder delivers only such a notice but not the Separated Senior Notes subject to the notice, or vice versa, then none of such holder's Separated Senior Notes shall be included in the Remarketing. On the Business Day immediately preceding the first of the three sequential remarketing dates on any Three-Day Remarketing Period, the Collateral Agent shall notify the Remarketing Agents of the aggregate number of Separated Senior Notes to be remarketed. If there is a Successful Remarketing, the Collateral Agent shall transfer such Separated Senior Notes in accordance with the instructions provided by the Remarketing Agents pursuant to the Remarketing Agreement. In the event that all remarketing attempts during any Three-Day Remarketing Period are unsuccessful, the Collateral Agent shall Transfer such Separated Senior Notes to the holders by the end of the Business Day following any such unsuccessful remarketing attempt.

      (D) The Company (a) during the Early Remarketing Period may, at its option, and in its sole discretion, select one or more Three-Day Remarketing Periods consisting of three successive remarketing dates on each of which it shall cause the Remarketing Agents to remarket, in whole (but not in part), unless the Senior Notes have previously been successfully remarketed in accordance with provisions of the Remarketing Agreement, (i) the Pledged Senior Notes of Holders who have not notified the Purchase Contract Agent of their intention to settle their purchase contracts in cash and (ii) any Separated Senior Notes of Holders who have elected in the manner set forth in the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement to have their Senior Notes so remarketed, for settlement on the Remarketing Settlement Date and (b) shall, unless the Pledged Senior Notes have previously been successfully remarketed, cause the Remarketing Agents to remarket, in whole (but not in part), on each remarketing date during the Final Remarketing Period (i) the Pledged Senior Notes the Holders of which have failed to notify the Purchase Contract Agent, on or prior to the sixth Business Day immediately preceding the Purchase Contact Settlement Date, of their intention to settle such purchase contracts in cash, and (ii) any Separated Senior Notes of Holders who have elected in the manner set forth herein to have their Senior Notes so remarketed, for settlement on the Purchase Contract Settlement Date. The Company may select a Three-Day Remarketing Period during the Early Remarketing Period by designating each of the three sequential remarketing dates to comprise such Three-Day Remarketing Period, provided that no Remarketing Date shall occur earlier than the day following the consummation of the Exchange Offer and later than the ninth Business Day prior to the Purchase Contract Settlement Date.

            (ii) Remarketing Notice Requirements and Procedures. (A) On the fourth Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period (each such date, a "Remarketing Announcement Date"), the Company shall give notice of the Remarketing in an Authorized Newspaper, including the specific U.S. Treasury Security or Treasury Securities (including the CUSIP number and/or the principal terms of such Treasury Security or Treasury Securities) that must be delivered by Holders of Corporate PIES that elect not to participate in the Remarketing pursuant to Section 5.3(c) of the Purchase Contract Agreement, that the Senior Notes may be remarketed on any and all of the fourth, fifth and sixth Business Days following such Remarketing Announcement Date. Promptly after 11:00 a.m. (New York City time) on the Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period, as applicable, the Purchase Contract Agent shall notify the Remarketing Agents, the Company, the Collateral Agent and the Trustee of the aggregate principal amount of Pledged Senior Notes to be remarketed, and the Collateral Agent shall notify the Remarketing Agents, the Trustee and the Company of the aggregate principal amount of Separated Senior Notes and shall concurrently therewith, pursuant to the Pledge Agreement, deliver for Remarketing to the Remarketing Agents all Remarketing Senior Notes. In the event that all of the remarketing attempts during any Three-Day Remarketing Period are unsuccessful, the Company will cause a notice of the unsuccessful remarketing attempt to be published in an Authorized Newspaper no later than the Second Business Day following the last sequential remarketing date of such Three-Day Remarketing Period.

      (B) The Company will request not later than seven nor more than fifteen calendar days prior to each Remarketing Announcement Date, that the Depositary (or any successor or its nominee) notify the Depository participants holding Senior Notes of the Remarketing.

      (C) The Remarketing Agents shall use their commercially reasonable efforts to remarket the Remarketing Senior Notes pursuant to the procedures set forth in
Section 2 of Remarketing Agreement.

      (D) In addition to the procedures set forth in the Remarketing Agreement, if a Failed Remarketing occurs the Collateral Agent, under the Pledge Agreement and for the benefit of the Company, may, on the written direction of the Company, exercise its rights as a secured party with respect to such Pledged Senior Notes, including those actions specified below; provided that, if upon a Failed Remarketing, the Collateral Agent exercises such rights for the benefit of the Company with respect to such Pledged Senior Notes, any accumulated and unpaid interest on such Senior Notes will become payable by the Company to the Purchase Contract Agent for payment to the Holders of the Corporate PIES to which such Senior Notes relates. Such payment will be made by the Company on or prior to 11:00 a.m. (New York City time), on the Purchase Contract Settlement Date in lawful money of the United States by wire transfer in immediately available funds payable to or upon the order of the Purchase Contract Agent.

With respect to any Pledged Senior Notes which are subject of a Failed Remarketing, the Collateral Agent, for the benefit of the Company, reserves all of its rights as a secured party with respect thereto and, subject to applicable law, may, on the written direction of the Company, (i) retain such Senior Notes in full satisfaction of the Holders' obligations under the related Purchase Contracts or (ii) sell such Senior Notes in one or more public or private sales.

      (E) If all of the holders of Corporate PIES elect not to participate in the Remarketing and no holders of Senior Notes that are not a component of Corporate PIES elect to participate in the Remarketing and deliver their Senior Notes and a notice of such election to the Collateral Agent, pursuant to and in accordance with the Pledge Agreement then, (i) the Remarketing Agents shall, in its sole discretion, determine the rate that, in its judgment, would have been established had a Remarketing been held on the Remarketing Date, and such rate shall be the Reset Rate; and (ii) by approximately 4:30 p.m. (New York City time), on the third Business Day preceding the Purchase Contract Settlement Date, the Remarketing Agents shall advise by telephone (promptly confirmed in writing), the Trustee and the Company of such Reset Rate, whereupon the Company shall notify the Depositary in writing of such Reset Rate.

      The Remarketing Agents' calculation of the Reset Rate shall be conclusive and binding and the Trustee shall have no responsibility for the calculation thereof.

      (iii) Depositary's Procedures, Etc.

      So long as the Corporate PIES, Treasury PIES or the Senior Notes are evidenced by one or more Global Senior Notes deposited with the Depositary or its nominee in writing of such Reset Rate, the Company shall request, not later than 15 calendar days nor more than 30 Business Days prior to the Remarketing Date, that the Depositary notify, directly or indirectly, each beneficial owner of a Corporate PIES and of a Separated Senior Note of the impending Remarketing.

      In accordance with the Depositary's normal procedures, on the Remarketing Settlement Date or the Purchase Contract Settlement Date, as applicable, the transactions described above with respect to each Senior Note tendered for purchase and sold in the Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary Participants shall be debited and credited and such Senior Notes delivered by book entry as necessary to effect purchases and sales of such Senior Notes. The Depositary shall make payment in accordance with its normal procedure; provided that, the procedures set forth herein, including provisions for payment by purchasers of the Senior Notes in the Remarketing, shall be subject to modification to the extent required by the Depositary or if the book-entry system is no longer available for the Senior Notes at the time of the Remarketing, to facilitate the tendering and remarketing of the Senior Notes in certificated form, and shall provide for the authentication and delivery of Senior Notes in a principal amount equal to the unremarketed portion of such Senior Notes. In addition, the Remarketing Agents may modify, the settlement procedures set forth herein in order to facilitate the settlement process.

      If any Holder of Senior Notes selling Senior Notes in the Remarketing fails to deliver such Senior Notes, the direct or indirect Depositary Participant of such selling Holder and of any other Person who was to have purchased Senior Notes in the Remarketing may deliver to any such other Person an aggregate principal amount of Senior Notes that is less than the aggregate principal amount of Senior Notes that otherwise was to be purchased by such Person. In such event, the aggregate principal amount of Senior Notes to be so delivered shall be determined by such direct or indirect Depositary Participant, and delivery of such lesser aggregate principal amount of Senior Notes shall constitute good delivery.

      (iv) Other Matters Regarding Remarketing.

      (A) The Remarketing Agents may purchase Remarketing Senior Notes for their own account. However, under no circumstances, shall the Remarketing Agents be obligated to purchase any Senior Notes in connection with a Remarketing and neither the Company nor the Remarketing Agents shall be obligated to provide or liable for any payment upon tender of Senior Notes in a Remarketing.

      (B) Under the Remarketing Agreement, the Company, in its capacity as issuer of the Senior Notes, shall be liable for, and shall pay, any and all costs and expenses incurred in connection with the Remarketing, other than the Remarketing Fee.

      (C) Notwithstanding the Pledge and, if applicable, the delivery of Separated Senior Notes to the Collateral Agent for Remarketing, in each case, as set forth herein, the Company's obligation to pay interest, including any accrued and unpaid interest, on all outstanding Senior Notes (whether then comprising a part of Corporate PIES or as Separated Senior Notes) pursuant to the Indenture shall remain unconditional and absolute.

      (D) In connection with the Remarketing, the Company may add provisions to, change and modify provisions of and/or eliminate provisions of the Senior Notes without the consent of the Holders, provided, however, that such additions, changes, modifications or eliminations are permitted under the Remarketing Agreement and provided further, that any such additions, changes or modifications (other than the Reset Rate) shall be effective only in the event of a Successful Remarketing. Upon the occurrence of a Successful Remarketing,
(i) this Officers' Certificate shall be replaced with an Amended and Restated Officers' Certificate that reflects any such additions, changes, modifications or eliminations to the Senior Notes (the "Second Officers' Certificate") and (ii) the Company shall direct the Trustee to, and the Trustee shall, make a notation on the face of the Global Senior Note that indicates that a Successful Remarketing has occurred and that the terms of the Senior Notes that have been remarketed shall be governed by the Second Officers' Certificate and the Company shall direct the Trustee to, and the Trustee shall, make a similar notation on the face of all Certificated Senior Notes.

      (E) The Holders will be deemed to have consented to the modified provisions of the Senior Notes pursuant to and in accordance with the terms of the Remarketing Agreement.

      8. Default and Remedies.

      If an Event of Default with respect to Senior Notes shall occur and be continuing, the principal of the Senior Notes may be declared due and payable in the manner and with the effect and consequent remedies to the Holders, in each case, as provided in the Indenture.

      No Holder of any Senior Note shall have any right by virtue or by availing of any provision of the Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to the Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of a Continuing Event of Default and unless the Holders of not less than 25% in aggregate principal amount of the Senior Notes then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and the Holders of a majority in principal amount of then Outstanding Senior Notes shall have not given the Trustee a direction inconsistent with such request, it being understood and intended, and being expressly covenanted by the Holders of every Senior Note with every other Holder and the Trustee, that no one or more Holders of Senior shall have any right in any manner whatever by virtue or by availing of any provision of the Indenture to affect, disturb or prejudice the rights of any other such Holder of Senior Notes, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under the Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Senior Notes. For the protection and enforcement of the provisions of the Indenture, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      9. Tax Treatment.

      The Company agrees, and by purchasing a beneficial ownership interest in the Senior Notes each Holder of Senior Notes will be deemed to have agreed, for United States federal income tax purposes (a) to treat the Senior Notes and the purchase contracts as separate assets, (b) to treat the exchange of the purchase contracts pursuant to the Exchange Offer as not being a realization event, (c) to treat the old notes as exchanged in the Exchange Offer for the Senior Notes and cash as a "recapitalization," (d) assuming that the Senior Notes will be listed for trading on the New York Stock Exchange within 30 days after the consummation of the Exchange Offer, to treat the Senior Notes as publicly traded within the meaning of the applicable United States Treasury Regulations, (e) to treat the acquisition of a Corporate PIES as the acquisition of a unit consisting of a stock purchase contract and a senior note issued by the Company and to treat the Senior Notes as indebtedness that is subject to Treas. Reg. Sec. 1.1275-4 (the "Contingent Payment Regulations") and (f) to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Payment Regulations, with respect to the Senior Notes.

      10. Amendment; Supplements; and Waivers.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Senior Notes then Outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Senior Notes Outstanding, on behalf of the Holders of all Senior Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

      11. Obligation Absolute and Unconditional.

      No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

      12. Severability.

      If any provision in this Senior Note is unenforceable in any jurisdiction, then to the fullest extent permitted bylaw, (i) the other provisions of this Senior Note shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision of this Senior Note in any jurisdiction shall not in any way affect the validity or enforceability of such provision any other jurisdiction.

      13. Governing Law.

      THIS SENIOR NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      14. Jurisdiction; Venue.

      The Company submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Senior Note or the transactions contemplated hereby. The parties hereto irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

      15. Copies of the Indenture.

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

           Sierra Pacific Resources
           6100 Neil Road
           Reno, Nevada 89520-3150
           Attention: Manager of Treasury and Finance

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -            as tenants in common

   TEN ENT -            as tenants by the entireties

   JT TEN - as joint tenants with rights of survivorship and not as tenants in common

   UNIF GIFT MIN ACT -  __________________ Custodian for _______________________

                           (Custodian)                         (Minor)

                        Under Uniform Gifts to Minors Act of
                        ____________________________________
                                          (State)

Additional abbreviations may also be used though not on the above list.

      __________________________________________________________________________

      FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto

________________________________________________________________________________
                            (insert name of assignee)

________________________________________________________________________________
 (insert social security, taxpayer I.D. or other identifying number of assignee)

________________________________________________________________________________
                          (insert address of assignee)

the within Senior Note and all rights thereunder, hereby irrevocably constituting and appointing
________________________________________________________________________________
agent to transfer said Senior Note on the books of Sierra Pacific Resources, with full power of substitution in the premises.

Dated: _______________ __, _____       _________________________________________
                                       Signature
                                       _________________________________________
                                       NOTICE: The signature to
                                       this assignment must
                                       correspond with the name as
                                       it appears upon the face of
                                       the within Corporate PIES
                                       Certificates in every
                                       particular, without
                                       alteration or enlargement
                                       or any change whatsoever.

                                       Signature Guarantee:_____________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                       SCHEDULE OF INCREASES OR DECREASES

            The following increases or decreases in this Global Senior Note have been made:

                                                             Principal amount of
               Amount of decrease    Amount of increase in       Senior Notes
               in principal amount    principal amount of      evidenced by the        Signature of
                 of Senior Notes          Senior Notes        Global Senior Note    authorized officer
                evidenced by the        evidenced by the        following such         of Trustee or
     Date      Global Senior Note      Global Senior Note    decrease or increase    Collateral Agent
------------   -------------------   ---------------------   --------------------   ------------------
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________
____________   ___________________   _____________________   ____________________   __________________

                                                                       EXHIBIT B

                     NOTICE TO TRUSTEE AND COLLATERAL AGENT
                         REGARDING OPTIONAL REMARKETING

Wells Fargo Bank, N.A., as Collateral Agent
Corporate Trust
Sixth and Marquette
MAC N9303-120
Attention: Jane Schweiger
Facsimile: (612) 667-9825

The Bank of New York, as Indenture Trustee
Corporate Trust Division -- Corporate Finance Unit
101 Barclay Street, 8W
New York, NY 10286
Attention: Stacey B. Poindexter
Facsimile (212) 815-5707

            Re: Senior Notes of Sierra Pacific Resources

      Reference is made to Indenture dated as of May 1, 2000 (the "Indenture"), between Sierra Pacific Resources (the "Company") and The Bank of New York, as trustee (the "Trustee"). Capitalized terms used herein but not defined shall have the meanings set forth in the Indenture.

      The undersigned hereby notifies you in accordance with paragraph 19(i)(A) of the Officers' Certificate and Section 5.7 of the Pledge Agreement that the undersigned Holder elects to have $____________ aggregate principal amount of Senior Notes included in the Remarketing and will deliver such Senior Notes to _______ for that purpose. The undersigned will, upon request of the Remarketing Agents, execute and deliver any additional documents deemed by the Remarketing Agents or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Senior Notes tendered hereby.

      The undersigned hereby instructs you, upon receipt of the Proceeds of such Remarketing from the Remarketing Agents to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions". The undersigned hereby instructs you, in the event of a unsuccessful Remarketing, upon receipt of the Senior Notes tendered herewith from the Remarketing Agents, to deliver the Senior Notes to the person(s) and at the address(es) indicated herein under "B. Delivery Instructions." The undersigned acknowledges and agrees that the Collateral Agent and the Remarketing Agents may withhold from the Proceeds such amounts as they may determine to be appropriate in respect of taxes which may be applicable.

      With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Senior Notes tendered hereby and that the undersigned is the record owner of any Senior Notes tendered herewith in physical form or a participant in The Depository Trust Company ("DTC") and the beneficial owner of any Senior Notes tendered herewith by book-entry transfer to your account at DTC and (ii) agrees to be bound by the terms and conditions of the Indenture, the Remarketing Agreement and the Pledge Agreement.

Please print name and address of Holder:

________________________________________
         Name

________________________________________
Social Security or other Taxpayer
Identification Number, if any

________________________________________
         Address

________________________________________

      (d) Payment Instructions

          ______________________________

          ______________________________

      (e) Delivery Instructions

          ______________________________

          ______________________________

                                                                       EXHIBIT C

                    INSTRUCTION FROM PURCHASE CONTRACT AGENT
                              TO COLLATERAL AGENT

Wells Fargo Bank, N.A., as Collateral Agent
Corporate Trust
Sixth and Marquette
MAC N9303-120
Attention: Jane Schweiger
Facsimile: (612) 667-9825

      Re: Senior Notes of Sierra Pacific Resources

            Reference is made to the Pledge Agreement, dated as of May 24, 2005 (the "Pledge Agreement"), among Sierra Pacific Resources (the "Company"), you, as Collateral Agent and Securities Intermediary,] and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

            The undersigned hereby notifies you in accordance with Section 5.8 of the Pledge Agreement, that the undersigned has received notice from the Holder named below (the "Holder") that the Holder has elected not to participate in the Remarketing, as permitted under Section 5.3(c) of the Purchase Contract Agreement through the compliance with the procedures for creating Treasury PIES set forth in Section 3.13 of the Purchase Contract Agreement on or prior to 10:00 a.m. (New York City time), on May 24, 2005.

            Accordingly, the undersigned hereby notifies you in accordance with
Section 3.13 of the Purchase Contract Agreement and Section 5.2 of the Pledge Agreement that the Holder has elected to substitute $______________ Value of Treasury Securities in exchange for an equal Value of Pledged Senior Notes and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities to the Securities Intermediary, for credit to the Collateral Account.

            The undersigned hereby requests that you as the Collateral Agent, upon confirmation from the Securities Intermediary that such Treasury Securities have been credited to the Collateral Account, release to us for delivery to such Holder _________ principal amount of the Pledged Senior Note in accordance with
Section 5.2 of the Pledge Agreement.

                                        The Bank of New York,
                                        as Purchase Contract Agent

                                        By:_____________________________________
                                        Name:
                                        Title:

                                        Date:___________________________________